Exhibit 10.25

REPAYMENT GUARANTY

This REPAYMENT GUARANTY ("Guaranty") is executed effective as of December 27, 2012, by INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation ("Guarantor"), for the benefit of BANK OF THE OZARKS ("Lender").

W I T N E S S E T H :

WHEREAS, pursuant to that certain Promissory Note, dated of even date herewith, executed by INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation (the "Borrower") and payable to the order of Lender in the original stated principal amount of $4,658,496.00 (together with all renewals, modifications, increases and extensions thereof, the "Note"), Borrower has become indebted and may from time to time be further indebted, to Lender with respect to a loan (the "Loan");

WHEREAS, the Loan is further evidenced by that certain Blocked Account Control Agreement between Guarantor and Lender (the “Blocked Account Control Agreement”), and that certain Security Agreement between Guarantor and Lender (the “Security Agreement”), each of even date herewith (all of the foregoing being, collectively, the "Loan Documents");

WHEREAS, Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Guarantor unconditionally guaranty payment to Lender of the Guaranteed Debt (as herein defined); and

WHEREAS, Guarantor will derive a financial benefit from the making of this Guaranty;

NOW, THEREFORE, as an inducement to Lender to enter into the Loan Documents and to make the Loan to Borrower as described therein and to extend such additional credit as Lender may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

ARTICLE I

NATURE AND SCOPE OF GUARANTY

1.1              Guaranty of Obligation. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Debt (as herein defined) as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Debt as a primary obligor.

1.2              Definition of Guaranteed Debt. As used herein, the term "Guaranteed Debt" means all of the following:

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(a)                all interest, reasonable attorneys' fees, commitment fees, liabilities for costs and expenses and other indebtedness and liabilities of Borrower to Lender at any time created or arising in connection with the Loan, or any amendment thereto or substitution therefor, including but not limited to all indebtedness and liabilities of Borrower to Lender arising under the Note, or under any renewals, modifications, increases and extensions of the Note, or under the Loan Documents;

(b)               all liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Lender to Borrower arising under the Loan Documents, whether or not the advances, credit or value are given pursuant to commitment;

(c)                other than the principal indebtedness evidenced by the Note, any and all other indebtedness and liabilities of every kind and character of Borrower to Lender arising under the Loan Documents, whether now or hereafter existing or arising, regardless of whether such present or future indebtedness and liabilities be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

(d)               any and all post-petition interest and expenses (including reasonable attorney's fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; and

(e)                all costs, expenses and fees, including but not limited to court costs and reasonable attorneys' fees (subject to Section 5.13 hereof), arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in items (a) through (d) of this Section..

1.3              Nature of Guaranty. This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to any Guaranteed Debt arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor's death (in which event this Guaranty shall be binding upon Guarantor's estate and Guarantor's legal representatives and heirs). The fact that at any time or from time to time the Guaranteed Debt may be increased, reduced or paid in full shall not release, discharge or reduce the obligation of Guarantor to Lender with respect to indebtedness or obligations of Borrower thereafter incurred (or other Guaranteed Debt thereafter arising) under the Note or otherwise. This Guaranty may be enforced by Lender and any subsequent holder of the Guaranteed Debt and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Debt.

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1.4              Guaranteed Debt Not Reduced by Offset. The Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense of Borrower, or any other party, against Lender or against payment of the Guaranteed Debt, whether such offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise. Without limiting the foregoing or Guarantor's liability hereunder, to the extent that Lender advances funds or extends credit to Borrower, and does not receive payments or benefits thereon in the amounts and at the times required or provided by applicable agreements or laws, Guarantor is absolutely liable to make such payments to (and confer such benefits on) Lender, on a timely basis.

1.5              Payment by Guarantor. If all or any part of the Guaranteed Debt shall not be punctually paid when due, whether at maturity or earlier by acceleration or otherwise, Guarantor shall, immediately upon demand by Lender, and without presentment, protest, notice of protest, notice of non-payment, notice of intention to accelerate the maturity, notice of acceleration of the maturity, or any other notice whatsoever, pay in lawful money of the United States of America, the amount due on the Guaranteed Debt to Lender at Lender's address as set forth herein. Such demand(s) may be made at any time coincident with or after the time for payment of all or part of the Guaranteed Debt, and may be made from time to time with respect to the same or different items of Guaranteed Debt. Such demand shall be deemed made, given and received in accordance with the notice provisions hereof.

1.6              No Duty to Pursue Others. It shall not be necessary for Lender (and Guarantor hereby waives any rights which Guarantor may have to require Lender), in order to enforce such payment by Guarantor, first to (i) institute suit or exhaust its remedies against Borrower or others liable on the Guaranteed Debt or any other person, (ii) enforce Lender's rights against any collateral which shall ever have been given to secure the Guaranteed Debt, (iii) enforce Lender's rights against any other guarantors of the Guaranteed Debt, (iv) join Borrower or any others liable on the Guaranteed Debt in any action seeking to enforce this Guaranty, (v) exhaust any remedies available to Lender against any collateral which shall ever have been given to secure the Guaranteed Debt, or (vi) resort to any other means of obtaining payment of the Guaranteed Debt. Lender shall not be required to mitigate damages or take any other action to reduce, collect or enforce the Guaranteed Debt.

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1.7              Agreement and Wavier of Notice. To the extent permitted by law, Guarantor agrees to the provisions of the Loan Documents, and hereby waives notice of (i) any loans or advances made by Lender to Borrower, (ii) acceptance of this Guaranty, (iii) any amendment or extension of the Note or of any other Loan Documents, (iv) the execution and delivery by Borrower and Lender of any other loan or credit agreement or of Borrower's execution and delivery of any promissory notes or other documents arising under the Loan Documents, (v) the occurrence of any breach by Borrower or Event of Default (as defined in the Loan Documents), (vi) Lender's transfer or disposition of the Guaranteed Debt, or any part thereof, (vii) sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Debt, (viii) protest, proof of non-payment or default by Borrower, or (ix) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents, any documents or agreements evidencing, securing or relating to any of the Guaranteed Debt and the obligations hereby guaranteed.

1.8              Payment of Expenses. In the event that Guarantor should breach or fail to timely perform any provisions of this Guaranty, Guarantor shall, immediately upon demand by Lender, pay Lender all costs and expenses (including court costs and attorneys' fees) incurred by Lender in the enforcement hereof or the preservation of Lender's rights hereunder. The covenant contained in this Section shall survive the payment of the Guaranteed Debt.

1.9              Effect of Bankruptcy. In the event that, pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief law, or any judgment, order or decision thereunder, Lender must rescind or restore any payment, or any part thereof, received by Lender in satisfaction of the Guaranteed Debt, as set forth herein, any prior release or discharge from the terms of this Guaranty given to Guarantor by Lender shall be without effect, and this Guaranty shall remain in full force and effect. It is the intention of Borrower and Guarantor that Guarantor's obligations hereunder shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

1.10          Waiver of Subrogation, Reimbursement and Contribution. Notwithstanding anything to the contrary contained in this Guaranty, Guarantor hereby unconditionally and irrevocably waives, releases and abrogates any and all rights it may now or hereafter have under any agreement, at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Lender) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Debt for any payment made by Guarantor under or in connection with this Guaranty or otherwise until that date that is three hundred sixty-seven (367) days from the date that the Indebtedness (as defined in the Lien Instrument) is paid in full.

1.11          "Borrower". The term "Borrower" as used herein shall include any new or successor corporation, association, partnership (general or limited), joint venture, trust or other individual or organization formed as a result of any merger, reorganization, sale, transfer, devise, gift or bequest of Borrower or any interest in Borrower.

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1.12          Multiple Guarantors. If (i) this Guaranty is executed by more than one party constituting Guarantor, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting Guarantor without seeking to enforce the same as to all or any such parties; or (ii) one or more additional guaranty agreements ("Other Guaranties") are executed by one or more additional guarantors ("Other Guarantors"), which guaranty, in whole or in part, any of the indebtedness or obligations evidenced by the Loan Documents, it is specifically agreed that Lender may enforce the provisions of this Guaranty or of the Other Guaranties with respect to one or more of the parties constituting Guarantor and/or one or more of the Other Guarantors under the Other Guaranties without seeking to enforce the provisions of this Guaranty or the Other Guaranties as to all or any of the parties constituting Guarantor or the Other Guarantors. Each of the parties constituting Guarantor hereby waives any requirement of joinder of all or any other of the parties constituting Guarantor or all or any of the Other Guarantors in any suit or proceeding to enforce the provisions of this Guaranty or of the Other Guaranties. The liability hereunder of all parties constituting Guarantor shall be joint and several.

ARTICLE II

EVENTS AND CIRCUMSTANCES NOT REDUCING
OR DISCHARGING GUARANTOR'S OBLIGATIONS

Guarantor hereby consents and agrees to each of the following, and agrees that Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any common law, equitable, statutory or other rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

2.1              Modifications. Any renewal, extension, increase, modification, alteration or rearrangement of all or any part of the Guaranteed Debt, Note, Loan Documents, or other document, instrument, contract or understanding between Borrower and Lender, or any other parties, pertaining to the Guaranteed Debt or any failure of Lender to notify Guarantor of any such action.

2.2              Adjustment. Any adjustment, indulgence, forbearance or compromise that might be granted or given by Lender to Borrower or Guarantor.

2.3              Condition of Borrower or Guarantor. The insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of Borrower, Guarantor or any other party at any time liable for the payment of all or part of the Guaranteed Debt; or any dissolution of Borrower or Guarantor, or any sale, lease or transfer of any or all of the assets of Borrower or Guarantor, or any changes in the shareholders, partners or members of Borrower or Guarantor; or any reorganization of Borrower or Guarantor.

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2.4              Invalidity of Guaranteed Debt. The invalidity, illegality or unenforceability of all or any part of the Guaranteed Debt, or any document or agreement executed in connection with the Guaranteed Debt, for any reason whatsoever, including without limitation the fact that (i) the Guaranteed Debt, or any part thereof, exceeds the amount permitted by law, (ii) the act of creating the Guaranteed Debt or any part thereof is ultra vires, (iii) the officers or representatives executing the Note or the other Loan Documents or otherwise creating the Guaranteed Debt acted in excess of their authority, (iv) the Guaranteed Debt violates applicable usury laws, (v) the Borrower has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Debt wholly or partially uncollectible from Borrower, (vi) the creation, performance or repayment of the Guaranteed Debt (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Debt or executed in connection with the Guaranteed Debt, or given to secure the repayment of the Guaranteed Debt) is illegal, uncollectible or unenforceable, or (vii) the Note or any of the other Loan Documents have been forged or otherwise are irregular or not genuine or authentic, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Debt or any part thereof for any reason.

2.5              Release of Obligors. Any full or partial release of the liability of Borrower on the Guaranteed Debt, or any part thereof, or of any co-guarantors, or any other person or entity now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Debt, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Debt in full without assistance or support of any other party, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties will be liable to pay or perform the Guaranteed Debt, or that Lender will look to other parties to pay or perform the Guaranteed Debt.

2.6              Other Collateral. The taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Debt.

2.7              Release of Collateral. Any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Debt.

2.8              Care and Diligence. The failure of Lender or any other party to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security, including but not limited to any neglect, delay, omission, failure or refusal of Lender (i) to take or prosecute any action for the collection of any of the Guaranteed Debt or (ii) to foreclose, or initiate any action to foreclose, or, once commenced, prosecute to completion any action to foreclose upon any security therefor, or (iii) to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Debt.

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2.9              Unenforceability. The fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Debt, or any part thereof, shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor are not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Debt.

2.10          Offset. The Note, the Guaranteed Debt and the liabilities and obligations of Guarantor to Lender hereunder, shall not be reduced, discharged or released because of or by reason of any existing or future right of offset, claim or defense of Borrower against Lender, or any other party, or against payment of the Guaranteed Debt, whether such right of offset, claim or defense arises in connection with the Guaranteed Debt (or the transactions creating the Guaranteed Debt) or otherwise.

2.11          Merger. The reorganization, merger or consolidation of Borrower into or with any other corporation or entity.

2.12          Preference. Any payment by Borrower to Lender is held to constitute a preference under bankruptcy laws, or for any reason Lender is required to refund such payment or pay such amount to Borrower or someone else.

2.13          Other Actions Taken or Omitted. Any other action taken or omitted to be taken with respect to the Loan Documents, the Guaranteed Debt, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Guaranteed Debt pursuant to the terms hereof, it is the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay the Guaranteed Debt when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, which obligation and Guarantor's liability hereunder shall be deemed satisfied only upon the full and final payment and satisfaction of the Guaranteed Debt.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into the Loan Documents and extend credit to Borrower, Guarantor represents and warrants to Lender, with respect to itself, as follows:

3.1              Benefit. Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty with respect to the Guaranteed Debt.

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3.2              Familiarity and Reliance. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be created as security for the payment of the Note or Guaranteed Debt; however, Guarantor is not relying on such financial condition or the collateral as an inducement to enter into this Guaranty.

3.3              No Representation by Lender. Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

3.4              Guarantor's Financial Condition. As of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is solvent.

3.5              Intentionally Deleted.

3.6              Intentionally Deleted..

3.7              Legality. The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any indenture, mortgage, deed of trust, charge, lien, or any contract, agreement or other instrument to which Guarantor is a party or which may be applicable to Guarantor. This Guaranty is a legal and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

3.8              Financial Information. All of the financial information provided by Guarantor to Lender is true and correct in all material respects as of the date hereof.

3.9              Statements and Reports. Guarantor agrees to deliver to Lender, during the term of the Loan and until the Loan has been fully paid and satisfied the following statements and reports: (i) Semi-annual, unaudited balance sheet and income statement of Guarantor within ninety (90) days after the end of each June and within one-hundred twenty (120) days after the end of each December (and accurate as of the last day of each such month), for, and prepared and certified by, Guarantor in accordance with Acceptable Accounting Standards, (ii) copies of the supporting schedule of the consolidated federal tax return of Guarantor within thirty (30) days of the return being filed with the Internal Revenue Service, and (iii) copies of extension requests or similar documents with respect to federal income tax filings for Guarantor within thirty (30) days of such documents being filed with the Internal Revenue Service or applicable state authority. For purposes of this Guaranty, “Acceptable Accounting Standards” shall mean generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the

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Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board or their respective successors and which are applicable in the circumstances as of the date in question, or other sound and accepted accounting standards approved by Lender in writing, applied on a basis consistent with that of previous statements and which completely and accurately disclose the financial condition (including all contingent liabilities) of the party at issue.

3.10          Survival. All representations and warranties made by Guarantor herein shall survive the execution hereof.

ARTICLE IV

SUBORDINATION OF CERTAIN INDEBTEDNESS

4.1              Subordination of All Guarantor Claims. As used herein, the term "Guarantor Claims" shall mean all debts and liabilities of Borrower to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. Guarantor Claims shall include without limitation all rights and claims of Guarantor against Borrower (arising as a result of subrogation or otherwise) as a result of Guarantor's payment of all or a portion of the Guaranteed Debt. Upon the occurrence of an Event of Default (as defined in the Note) or the occurrence of an event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

4.2              Claims in Bankruptcy. In the event of receivership, bankruptcy, reorganization, arrangement, debtor's relief, or other insolvency proceedings involving Guarantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Debt, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower and Guarantor, shall constitute a credit upon Guarantor Claims, then upon payment to Lender in full of the Guaranteed Debt, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on Guarantor Claims have contributed toward the liquidation of the Guaranteed Debt, and such subrogation shall be with respect to that proportion of the Guaranteed Debt which would have been unpaid if Lender had not received dividends or payments upon Guarantor Claims.

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4.3              Payments Held in Trust. In the event that, notwithstanding anything to the contrary in this Guaranty, Guarantor should receive any funds, payment, claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants promptly to pay the same to Lender.

4.4              Liens Subordinate. Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower's assets securing payment of the Guaranteed Debt, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attach. Without the prior written consent of Lender, Guarantor shall not (i) exercise or enforce any creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interest, collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

ARTICLE V

MISCELLANEOUS

5.1              Waivers and Related Agreements. Guarantor hereby expressly waives: (i) any right to revoke this Guaranty with respect to the Guaranteed Debt; (ii) any right to require Lender to do any of the following before Guarantor is obligated to pay or perform the Guaranteed Debt or before Lender may proceed against Guarantor: (A) sue or exhaust remedies against Borrower or any other person liable for the Guaranteed Debt or any portion thereof; (B) sue on an accrued right of action in respect of any of the Guaranteed Debt or bring any other action, exercise any other right, or exhaust any other remedy; or (C) enforce rights against Borrower’s assets or the collateral pledged by Borrower to secure the Guaranteed Debt; (iii) any right relating to the timing, manner or conduct of Lender’s enforcement of rights against Borrower’s assets or the collateral pledged by Borrower to secure the Guaranteed Debt; (iv) if Guarantor and Borrower (or any other person) have each pledged assets to secure the Guaranteed Debt, any right to require Lender to proceed first against collateral pledged by Borrower (or any other person) before proceeding against the collateral pledged by Guarantor; (v) promptness, diligence, notice of any default, notice of nonpayment or nonperformance, notice of acceleration or intent to accelerate, demand for payment or performance, acceptance or notice of acceptance of this Guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of any suit or other action by Lender against Borrower or any other person, any notice to any person liable for the obligation which is the subject of the suit or

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action, and all other notices and demands with respect to the Guaranteed Debt and this Guaranty; (vi) each of the foregoing rights or defenses, regardless of whether they arise under (A) Rule 31 of the Texas Rules of Civil Procedure, (B)  Section 17.001 of the Texas Civil Practice and Remedies Code, (C) Chapter 34 of the Texas Business and Commerce Code, or (D) any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law; and (vii) any and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law.

5.2              Notices. All notices or other communications required or permitted to be given pursuant hereto shall be in writing and shall be deemed properly given if (i) by delivering same in person to the intended addressee; or (ii) by delivery to an independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; notice given by personal delivery shall be effective only if and when received by the addressee; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein. For purposes of such notices, the addresses of the parties shall be as follows:

Lender:	Bank of the Ozarks 8201 Preston Road Suite 700 Dallas, Texas 75225 Attention: Dan Thomas

With copy to:            Bank of the Ozarks
6th and Commercial
P.O. Box 196
Ozark, Arkansas 72949
Attention: Robert Lloyd

Guarantor:	Inland Real Estate Investment Corporation 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Catherine L. Lynch

With a copy to:          The Inland Real Estate Group, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attention: Law Department

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5.3              GOVERNING LAW. THE CONTRACTUAL AND OTHER GENERAL AGREEMENTS EVIDENCED BY THIS GUARANTY WILL BE GENERALLY GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, (A) ANY MATTERS WITH RESPECT TO THE CREATION, PERFECTION, VALIDITY AND ENFORCEMENT OF ANY LIEN OR SECURITY INTEREST WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE SUCH PROPERTY IS LOCATED, AND (B) TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING. ANY ACTION OR PROCEEDING AGAINST GUARANTOR UNDER OR IN CONNECTION WITH THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN DALLAS COUNTY, TEXAS. GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM, AND (C) CONSENTS TO THE SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY TEXAS LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF GUARANTOR'S PROPERTY IN COMPETENT COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY GUARANTOR AGAINST LENDER SHALL BE BROUGHT ONLY IN A COURT LOCATED IN DALLAS COUNTY, TEXAS. LENDER HEREBY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM, AND (C) CONSENTS TO THE SERVICE OF PROCESS IN ANY MANNER AUTHORIZED BY TEXAS LAW.

5.4              Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

5.5              Amendments. This Guaranty may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

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5.6              Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder.

5.7              Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Guaranty.

5.8              Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

5.9              Counterparts. To facilitate execution, this Guaranty may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature or acknowledgment of, or on behalf of, each party, or that the signature of all persons required to bind any party, or the acknowledgment of such party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this Guaranty to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, and the respective acknowledgments of, each of the parties hereto. Any signature or acknowledgment page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures or acknowledgments thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature or acknowledgment pages.

5.10          Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5.11          ENTIRETY. THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED DEBT AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

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5.12          WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THE GUARANTY OR THE OTHER LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY BENEFICIARY IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS.

5.13          Attorney Fees. All references to "attorneys" in this Subsection and elsewhere in this Agreement shall include without limitation any attorney or law firm engaged by Lender and Lender's in-house counsel, and all references to attorney or legal "fees," "expenses," "costs" and/or "disbursements" in this Agreement and the other Loan Documents shall include without limitation any reasonable fees of such attorney or law firm and any allocation charges and allocation costs of Lender's in-house counsel, whether incurred at trial, on appeal, discretionary review or otherwise.

5.14          Definitions. Capitalized terms and other terms assigned specific definitions in the Loan Documents that are used but not otherwise defined herein shall have those meanings ascribed to them in the Loan Documents.

5.15          PREJUDGMENT REMEDY. GUARANTOR ACKNOWLEDGES THAT THIS TRANSACTION IS A "COMMERCIAL TRANSACTION" AS SUCH IS DEFINED IN CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES AS AMENDED, AND HEREBY WAIVES ANY AND ALL RIGHTS THAT THE BORROWER MAY HAVE UNDER SECTION 52-278(a) THROUGH 57-278(g) OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, INTENDING THEREBY THAT IN THE EVENT OF ANY LEGAL ACTION BETWEEN THE GUARANTOR AND THE LENDER OR HOLDER ARISING OUT OF THE NOTE, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, THE LENDER OR HOLDER MAY INVOKE ANY PREJUDGMENT REMEDY, INCLUDING BUT NOT LIMITED TO, GARNISHMENT, ATTACHMENT, FOREIGN ATTACHMENT AND REPLEVIN, WITHOUT GIVING THE BORROWER AND/OR ANY GUARANTOR ANY NOTICE OR OPPORTUNITY FOR A HEARING OR OBTAINING A COURT ORDER. GUARANTOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY GUARANTOR TO ANY ACTION BROUGHT BY LENDER. THIS WAIVER IS MADE BY THE GUARANTOR ON BEHALF OF THE GUARANTOR AND THE GUARANTOR'S SUCCESSORS, HEIRS AND ASSIGNS AND SHALL APPLY TO ANY AND ALL ACTIONS AGAINST SUCH SUCCESSORS, HEIRS AND ASSIGNS.

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EXECUTED, effective as of the date first written above.

GUARANTOR: INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation By: /s/ Catherine L. Lynch Name: Catherine L. Lynch Title: CFO

STATE OF ILLINOIS     )
                                        )
COUNTY OF DUPAGE    )

This instrument was ACKNOWLEDGED before me this 26th day of December, 2012, by Catherine L. Lynch, CFO of INLAND REAL ESTATE INVESTMENT CORPORATION, a Delaware corporation, on behalf of said corporation.

[S E A L]

/s/ Jeanette M. Ireland
Notary Public - State of Illinois
My Commission Expires: 11/7/2016

Printed Name of Notary Public: Jeanette M. Ireland

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